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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                           May 1, 2007 (April 9, 2007)



                                 GENE LOGIC INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                   0-23317                  06-1411336
   (State of Incorporation)  (Commission File Number)        (IRS Employer
                                                         Identification Number)

                            50 West Watkins Mill Road
                          Gaithersburg, Maryland 20878
                    (Address of principal executive offices)

                                 (301) 987-1700
              (Registrant's telephone number, including area code)

                                       NA
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5.       CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company previously reported on a Current Report on Form 8-K filed on April 13, 2007, the election of Mark J. Gabrielson and David L. Urdal to its Board of Directors. At that time, neither of them had been appointed to serve on any Board committees. On April 25, 2007, the Board elected Mr. Gabrielson to serve on its Audit Committee and elected Dr. Urdal to serve as Chairman of its Compensation Committee and as a member of its Corporate Governance and Nominating Committee.


                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Gene Logic Inc.


                                               By: /s/ Philip L. Rohrer, Jr.
                                                   -----------------------------
                                                       Philip L. Rohrer, Jr.
                                                       Chief Financial Officer


Dated: May 1, 2007